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Exhibit 10.12

          Standard Agreement for Advances, Pledge and Security Agreement between Brenton Banks and the Federal Home Loan Bank of Des Moines. This standard Agreement for Advances, Pledge and Security
          Agreement is incorporated by reference from Form 10-K of Brenton Banks, Inc., for the year ended December 31, 1993.
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